Exhibit 4.1

EXECUTION VERSION

NORTHROP GRUMMAN CORPORATION

AND

THE BANK OF NEW YORK MELLON, TRUSTEE

TENTH SUPPLEMENTAL INDENTURE

Dated as of September 2, 2021

to

INDENTURE

Dated as of November 21, 2001

as amended and supplemented by the

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 30, 2009

THIRD SUPPLEMENTAL INDENTURE

Dated as of March 30, 2011

FOURTH SUPPLEMENTAL INDENTURE

Dated as of March 30, 2011

7.875% SENIOR NOTES DUE 2026

7.750% SENIOR NOTES DUE 2026

6.650% SENIOR NOTES DUE 2028

7.750% SENIOR NOTES DUE 2029

7.750% SENIOR NOTES DUE 2031

6.980% SENIOR NOTES DUE 2036

TABLE OF CONTENTS

		Page
Article I DEFINITIONS		2
Article II ESTABLISHMENT OF 7.875% SENIOR NOTES DUE 2026, 7.750% SENIOR NOTES DUE 2026, 6.650% SENIOR NOTES DUE 2028, 7.750% SENIOR NOTES DUE 2029, 7.750% SENIOR NOTES DUE 2031, AND 6.980% SENIOR NOTES DUE 2036		4

201.	Establishment and Designation of the Notes	4
202.	Principal Amount of the Notes; Maturity	5
203.	Form of Notes; Denominations; Depositary	5
204.	Payment	9
205.	Interest Rate	10
206.	Paying Agent and Security Registrar	11
207.	No Sinking Fund	11
208.	Optional Redemption	11
209.	Exchange of the Notes	11
210.	Rule 144A Information	11
211.	Authentication of the Notes	12

Article III MISCELLANEOUS PROVISIONS		12

301.	Effect of Tenth Supplemental Indenture	12
302.	Effective Date	12
303.	Effect of Headings and Table of Contents	12
304.	Successors and Assigns	12
305.	Separability Clause	13
306.	Counterparts	13
307.	Trustee Not Responsible for Recitals	13
308.	Governing Law	13
309.	Applicable Tax Law	13

EXHIBIT A	Form of 7.875% Senior Notes due 2026
EXHIBIT B	Form of 7.750% Senior Notes due 2026
EXHIBIT C	Form of 6.650% Senior Notes due 2028
EXHIBIT D	Form of 7.750% Senior Notes due 2029
EXHIBIT E	Form of 7.750% Senior Notes due 2031
EXHIBIT F	Form of 6.980% Senior Notes due 2036

This TENTH SUPPLEMENTAL INDENTURE dated as of September 2, 2021 (this “Tenth Supplemental Indenture”) between NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 2980 Fairview Park Drive, Falls Church, Virginia 22042, and THE BANK OF NEW YORK MELLON, a corporation duly organized and existing under the laws of the State of New York, as successor to JPMorgan Chase Bank, as trustee (herein called the “Trustee”), under the Indenture (as hereinafter defined), having its Corporate Trust Office at 240 Greenwich Street, New York, New York 10286.

R E C I T A L S

WHEREAS, the Company and the Trustee have executed and delivered an Indenture, dated as of November 21, 2001 (the “Original Indenture”), the First Supplemental Indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 30, 2011 (the “Third Supplemental Indenture”), and the Fourth Supplemental Indenture, dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), each of which amends and supplements the Original Indenture;

WHEREAS, Section 901 of the Original Indenture, as amended, provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture, as amended;

WHEREAS, pursuant to the terms of the Original Indenture, as amended, the Company desires to provide for the establishment of six new series of its Securities to be known as its “7.875% Senior Notes due 2026” (the “7.875% 2026 Notes”), its “7.750% Senior Notes due 2026” (the “7.750% 2026 Notes”), its “6.650% Senior Notes due 2028” (the “2028 Notes”), its “7.750% Senior Notes due 2029” (the “2029 Notes”), its “7.750% Senior Notes due 2031” (the “2031 Notes”) and its “6.980% Senior Notes due 2036” (the “2036 Notes”), respectively, the form and substance of each such series of Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture, as amended by the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and this Tenth Supplemental Indenture (collectively, the “Indenture”);

WHEREAS, the Company has requested that the Trustee execute and deliver this Tenth Supplemental Indenture; and

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Tenth Supplemental Indenture and make it a valid, binding and legal agreement of the Company, have been done or performed.

NOW, THEREFORE, THIS TENTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the promises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders, as follows:

Article I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined in this Tenth Supplemental Indenture shall have the respective meaning ascribed to them by the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture. The following additional terms are hereby established for purposes of this Tenth Supplemental Indenture and shall have the meaning set forth in this Tenth Supplemental Indenture only for purposes of this Tenth Supplemental Indenture:

“2028 Global Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“2029 Global Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“2031 Global Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“2036 Global Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“2028 Notes” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“2029 Notes” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“2031 Notes” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“2036 Notes” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“7.750% 2026 Global Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“7.875% 2026 Global Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“7.750% 2026 Notes” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“7.875% 2026 Notes” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“Additional Interest” means, in respect of any series of Notes, the additional interest then owing on such series of Notes pursuant to the Registration Rights Agreement.

“Additional Notes” has the meaning set forth in Section 201 of this Tenth Supplemental Indenture.

“Agent Member” has the meaning set forth in Section 203(e)(i) of this Tenth Supplemental Indenture.

“Applicable Tax Law” has the meaning set forth in Section 309 of this Tenth Supplemental Indenture.

“Exchange Notes” has the meaning set forth in Section 203(e)(iii) of this Tenth Supplemental Indenture.

“Exchange Offer” has the meaning set forth in Section 203(e)(iii) of this Tenth Supplemental Indenture.

“First Supplemental Indenture” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“Fourth Supplemental Indenture” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“Global Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“Global Notes Legend” has the meaning set forth in Section 203(c) of this Tenth Supplemental Indenture.

“Indenture” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“Initial Notes” has the meaning set forth in Section 203(a) of this Tenth Supplemental Indenture.

“Interest Payment Date”, in respect of any series of Notes, has the meaning set forth in Section 205 of this Tenth Supplemental Indenture.

“Notes” means, with respect to any series of Securities established hereby, the Initial Notes of such series, the Exchange Notes of such series and any Additional Notes of such series, treated as a single class.

“Original Indenture” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“QIB Global Note” has the meaning set forth in Section 203(c) of this Tenth Supplemental Indenture.

“QIBs” has the meaning set forth in Section 203(c) of this Tenth Supplemental Indenture.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of September 2, 2021, among the Company, BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities LLC, and any similar agreement entered into in connection with any Additional Notes.

“Regular Record Date”, in respect of any series of Notes, has the meaning set forth in Section 205 of this Tenth Supplemental Indenture.

“Regulation S” has the meaning set forth in Section 203(c) of this Tenth Supplemental Indenture.

“Regulation S Global Notes” has the meaning set forth in Section 203(c) of this Tenth Supplemental Indenture.

“Restricted Note” has the meaning set forth in Section 203(d) of this Tenth Supplemental Indenture.

“Restricted Notes Legend” has the meaning set forth in Section 203(d) of this Tenth Supplemental Indenture.

“Rule 144A” has the meaning set forth in Section 203(c) of this Tenth Supplemental Indenture.

“Securities Act” has the meaning set forth in Section 203(c) of this Tenth Supplemental Indenture.

“Third Supplemental Indenture” has the meaning set forth in the recitals of this Tenth Supplemental Indenture.

“Unrestricted Notes” has the meaning set forth in Section 203(e)(iv) of this Tenth Supplemental Indenture.

Article II

ESTABLISHMENT OF 7.875% SENIOR NOTES DUE 2026, 7.750% SENIOR NOTES DUE 2026, 6.650% SENIOR NOTES DUE 2028, 7.750% SENIOR NOTES DUE 2029, 7.750% SENIOR NOTES DUE 2031, AND 6.980% SENIOR NOTES DUE 2036

201.	Establishment and Designation of the Notes

Pursuant to the terms hereof and Section 301 of the Original Indenture, the Company hereby establishes six new series of Securities, the first series designated as the “7.875% Senior Notes due 2026,” the second series designated as the “7.750% Senior Notes due 2026,” the third series designated as the “6.650% Senior Notes due 2028,” the fourth series designated as the

“7.750% Senior Notes due 2029,” the fifth series designated as the “7.750% Senior Notes due 2031,” and the sixth series designated as the “6.980% Senior Notes due 2036.” Any such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (with respect to such series, the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms of the series being reopened, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes of the series being reopened (including any Exchange Notes and other Additional Notes of such series), shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes of the series being reopened for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes of the series being reopened.

202.	Principal Amount of the Notes; Maturity

The maximum aggregate principal amount of the Notes of each series which may be authenticated and delivered pursuant to the Indenture (except for (i) Notes of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Section 203(e) of this Tenth Supplemental Indenture or Section 304, 305, 306, 906 or 1107 of the Original Indenture, (ii) Notes which, pursuant to Section 303 of the Original Indenture, are deemed never to have been authenticated and delivered under the Indenture, and (iii) for avoidance of doubt, Additional Notes) is $76,490,000 in respect of the 7.875% 2026 Notes, $47,828,000 in respect of the 7.750% 2026 Notes, $38,859,000 in respect of the 2028 Notes, $79,323,000 in respect of the 2029 Notes, $166,864,000 in respect of the 2031 Notes and $12,300,000 in respect of the 2036 Notes. The principal amount of the 7.875% 2026 Notes shall be due and payable on March 1, 2026; the principal amount of the 7.750% 2026 Notes shall be due and payable on March 15, 2026; the principal amount of the 2028 Notes shall be due and payable on January 15, 2028; the principal amount of the 2029 Notes shall be due and payable on June 1, 2029; the principal amount of the 2031 Notes shall be due and payable on February 15, 2031; and the principal amount of the 2036 Notes shall be due and payable on March 15, 2036.

203.	Form of Notes; Denominations; Depositary

(a) On the date hereof, the Company shall execute and the Trustee shall authenticate and deliver initial Securities (together with any Additional Notes of such series, if any, issued in a transaction exempt from the registration requirements of the Securities Act, the “Initial Notes”) in the form of Global Notes (as defined below) of each applicable series. The 7.875% 2026 Notes shall be initially issued in the form of one or more Global Securities (the “7.875% 2026 Global Notes”) in substantially the form set forth in Exhibit A hereto. The 7.750% 2026 Notes shall be initially issued in the form of one or more Global Securities (the “7.750% 2026 Global Notes”) in substantially the form set forth in Exhibit B hereto. The 2028 Notes shall be initially issued in the form of one or more Global Securities (the “2028 Global Notes”) in substantially the form set forth in Exhibit C hereto. The 2029 Notes shall be initially issued in the form of one or more Global Securities (the “2029 Global Notes”) in substantially the form set forth in Exhibit D hereto. The 2031 Notes shall be initially issued in the form of one or more Global Securities (the “2031 Global Notes”) in substantially the form set forth in Exhibit E hereto. The 2036 Notes shall be initially issued in the form of one or more Global Securities (the “2036 Global Notes” and, together with the 7.875% 2026 Global Notes, the 7.750% 2026 Global Notes, the 2028 Global Notes, the 2029 Global Notes and the 2031 Global Notes, the “Global Notes”) in substantially the form set forth in Exhibit F hereto. The Notes shall be issued in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(b) The initial Depositary in respect of the Global Notes shall be The Depository Trust Company. The Global Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of Cede & Co. Except as otherwise set forth in herein or Section 305 of the Original Indenture, the Global Notes may be transferred, in whole or in part, only to the Depositary, another nominee of the Depositary or to a successor of the Depositary or its nominee.

(c) The Initial Notes being issued on the date hereof are being issued by the Company only to (i) persons reasonably believed to be “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”)) and (ii) persons other than U.S. Persons (as defined in Regulation S) outside the United States in offshore transactions in reliance on Regulation S (“Regulation S”) under the Securities Act. Initial Notes of each series that are offered in reliance on Rule 144A shall be issued in the form of one or more permanent Global Notes substantially in the form of the applicable form of Note attached hereto (each, a “QIB Global Note”) bearing the Restricted Notes Legend (as defined below) and the Global Note legend in the first paragraph of the face of the forms of Note attached hereto (the “Global Notes Legend”). Initial Notes of each series that are offered in offshore transactions in reliance on Regulation S shall be issued in the form of one or more permanent Global Notes substantially in the form of the applicable form of Note attached hereto (each, a “Regulation S Global Note”) bearing the Restricted Notes Legend, the Global Notes Legend, and the legends in the fourth, fifth and sixth paragraphs of the face of each Regulation S Global Note. The QIB Global Note and the Regulation S Global Note with respect to each series of Notes shall be issued with separate CUSIP numbers. The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as Security Registrar. Transfers of Notes of an applicable series between QIBs and to or by purchasers pursuant to Regulation S shall be represented by appropriate increases or decreases to the respective amounts of the appropriate Global Notes, as more fully provided in paragraph (d) below.

(d) Restricted Notes Legend. Unless and until (i) a restricted note, as defined in Rule 144(a)(3) under the Securities Act (a “Restricted Note”), is exchanged for an Exchange Note (as defined below) or sold in connection with an effective shelf registration statement or (ii) the Company determines and there is delivered to the Trustee an Opinion of Counsel and an Officers’ Certificate to the effect that the legend in the second and third paragraphs of the face of the forms of Note attached hereto (the “Restricted Notes Legend”), and the related restrictions on transfer are not required in order to maintain compliance with the provisions of the Securities Act, each Global Note and each definitive Security (and all Notes issued in exchange therefor or substitution therefor) shall bear the applicable Restricted Notes Legend.

(e) Special Transfer Provisions. Unless and until (i) a Restricted Note is exchanged for an Exchange Note or sold in connection with an effective registration statement or (ii) the Restricted Notes Legend is no longer required pursuant to paragraph (d) above, the following provisions shall apply:

(i) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of beneficial interests in a Restricted Note (other than pursuant to Regulation S):

(A)

The Security Registrar shall register the transfer of a beneficial interest in a Restricted Note by a Holder that is not a Depositary to a QIB if such transfer is being made by a proposed transferor who has provided the Security Registrar with (1) an appropriately completed assignment form and (2) a signed representation, in each case in the form of the same attached to the applicable Note.

(B)

If the proposed transferee is a member of, or participant in, the Depositary (an “Agent Member”) and the beneficial interest in a Restricted Note to be transferred consists of an interest in a Regulation S Global Note, upon receipt by the Security Registrar of (1) the items required by paragraph (A) above and (2) instructions given in accordance with the Depositary’s and the Security Registrar’s procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable QIB Global Note in an amount equal to the principal amount of the beneficial interest in the Regulation S Global Note to be so transferred, and the Security Registrar shall reflect on its books and records the date and an appropriate decrease in the principal amount of such Regulation S Global Note.

(ii) Transfers Pursuant to Regulation S. The following provisions shall apply with respect to the registration of any proposed transfer of a beneficial interest in a Restricted Note pursuant to Regulation S:

(A)

The Security Registrar shall register any proposed transfer of a beneficial interest in a Restricted Note pursuant to Regulation S by a Holder upon receipt of (1) an appropriately completed assignment form and (2) a signed representation, in each case in the form of the same attached to the applicable Note.

(B)

If the proposed transferee is an Agent Member and the beneficial interest in a Restricted Note to be transferred consists of an interest in a QIB Global Note, upon receipt by the Security Registrar of (1) the items required by paragraph (A) above and (2) instructions in accordance with the Depositary’s and the Security Registrar’s procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Regulation S Global Note in an amount equal to the principal amount of the beneficial interest in the QIB Global Note to be transferred, and the Security Registrar shall reflect on its books and records the date and an appropriate decrease in the principal amount of such QIB Global Note.

(iii) Exchange Offer. Upon the occurrence of an offer made by the Company to exchange (each, an “Exchange Offer”) Initial Notes or Additional Notes, if any, of a series bearing the Restricted Notes Legend for exchange notes which will be registered under the Securities Act and have terms identical in all material respects to such Initial Notes or such Additional Notes, as the case may be (the “Exchange Notes”), including the Exchange Offers contemplated by a Registration Rights Agreement, the Company shall execute a Company Order in accordance with Section 303 of the Original Indenture with respect to each applicable series of Notes, and the Trustee shall authenticate, one or more Global Notes not bearing the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes of each applicable series that are Restricted Notes tendered for acceptance in accordance with the applicable Exchange Offer and accepted for exchange in such Exchange Offer. Concurrently with the issuance of such Global Notes, the Security Registrar shall cause the aggregate principal amount of the applicable Restricted Notes to be reduced accordingly, and the Security Registrar shall cause to be delivered to the Persons designated by the Holders of such Restricted Notes so accepted Global Notes not bearing the Restricted Notes Legend in the appropriate principal amount.

(iv) Restricted Notes Legend. Upon the transfer, exchange or replacement of one or more Notes that do not and are not required to bear the Restricted Notes Legend (“Unrestricted Notes”), the Security Registrar shall deliver Unrestricted Notes that do not bear the Restricted Notes Legend. Upon the transfer, exchange or replacement of Restricted Notes of any series, other than in exchange for Exchange Notes pursuant to an Exchange Offer, the Security Registrar shall cause to be delivered only Restricted Notes that bear the Restricted Notes Legend unless the Restricted Notes Legend is no longer required by paragraph (d) above and there is delivered to the Trustee an Opinion of Counsel and an Officers’ Certificate of the Company, each to the effect that neither such legend nor the related restrictions on transfer are required in order to ensure that subsequent transfers of such Notes are effected in compliance with the Securities Act. Upon receipt of such Opinion of Counsel and Officers’ Certificate of the Company, the Trustee shall direct the Security Registrar to exchange the applicable Restricted Notes for Unrestricted Notes of such series with such exchange to occur in accordance with paragraph (v) below (in the case of Global Notes).

(v) Acknowledgement of Transfer Restrictions. By its acceptance of any Note bearing the Restricted Notes Legend, each Holder of such a Note acknowledges receipt of a Restricted Note with the restrictions on transfer of such Note set forth in this Tenth Supplemental Indenture and in the Restricted Notes Legend and agrees that it shall transfer such Note only as provided in this Tenth Supplemental Indenture until such time as the Restricted Notes Legend is no longer required pursuant to paragraph (d) above and such Holder transfers such a Restricted Note to an Unrestricted Note. The Security Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Tenth Supplemental Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Trustee, the Security Registrar or the Company such certifications, legal opinions or other information as any of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act until such time as the Restricted Notes Legend is no longer required pursuant to paragraph (d) above and such Holder transfers such a Restricted Note to an Unrestricted Note; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to this paragraph (e) in accordance with its customary procedures.

None of the Trustee, the Security Registrar or any agent thereof shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture, this Tenth Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interests in any Global Notes) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Indenture or this Tenth Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof or hereof.

204.	Payment

The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make all payments of interest on any Global Note in accordance with the arrangements then existing between the Paying Agent and the applicable Depositary, and all payments of principal of and premium, if any, on any Global Note at the Corporate Trust Office upon surrender of such Note for payment. The Company will make all payments of interest on any definitive Note by mailing a check to the address of each Person entitled thereto, and all payments of principal of and premium, if any, on any definitive Note at the Corporate Trust Office upon surrender of such Note for payment.

If any Additional Interest will be due pursuant to the terms of the Registration Rights Agreement in respect of a series of Notes, prior to the time such Additional Interest is payable, the Company shall deliver an Officers’ Certificate to the Trustee and Paying Agent setting forth the Additional Interest per $1,000 aggregate principal amount of such Notes and the date from which such Additional Interest shall accrue. The Company shall also deliver an Officers’ Certificate to the Trustee and the Paying Agent setting forth the date after which such Additional Interest shall cease accruing. Neither the Trustee nor the Paying Agent shall have any responsibility or liability for the determination, verification or calculation of any Additional Interest. All references to any amount of “interest payable” on or with respect to a Note of a series in the Indenture shall be deemed to include any applicable Additional Interest that may be payable on or with respect to such Note.

205.	Interest Rate

Interest on the 7.875% 2026 Notes shall accrue at the rate of 7.875% per annum; interest on the 7.750% 2026 Notes shall accrue at the rate of 7.750% per annum; interest on the 2028 Notes shall accrue at the rate of 6.650% per annum; interest on the 2029 Notes shall accrue at the rate of 7.750% per annum; interest on the 2031 Notes shall accrue at the rate of 7.750% per annum; and interest on the 2036 Notes shall accrue at the rate of 6.980% per annum. Interest on the 7.875% 2026 Notes will accrue from September 1, 2021 or the most recent Interest Payment Date to which interest was paid or duly provided for; interest on the 7.750% 2026 Notes will accrue from March 15, 2021 or the most recent Interest Payment Date to which interest was paid or duly provided for; interest on the 2028 Notes will accrue from July 15, 2021 or the most recent Interest Payment Date to which interest was paid or duly provided for; interest on the 2029 Notes will accrue from June 1, 2021 or the most recent Interest Payment Date to which interest was paid or duly provided for; interest on the 2031 Notes will accrue from August 15, 2021 or the most recent Interest Payment Date to which interest was paid or duly provided for; and interest on the 2036 Notes will accrue from March 15, 2021 or the most recent Interest Payment Date to which interest was paid or duly provided for.

Interest on the 7.875% 2026 Notes shall be payable semiannually in arrears on March 1 and September 1, commencing on March 1, 2022; interest on the 7.750% 2026 Notes shall be payable semiannually in arrears on March 15 and September 15, commencing on September 15, 2021; interest on the 2028 Notes shall be payable semiannually in arrears on January 15 and July 15, commencing on January 15, 2022; interest on the 2029 Notes shall be payable semiannually in arrears on June 1 and December 1, commencing on December 1, 2021; interest on the 2031 Notes shall be payable semiannually in arrears on February 15 and August 15, commencing on February 15, 2022; and interest on the 2036 Notes shall be payable semiannually in arrears on March 15 and September 15, commencing on September 15, 2021 (each an “Interest Payment Date” for the 7.875% 2026 Notes, the 7.750% 2026 Notes, the 2028 Notes, the 2029 Notes, the 2031 Notes and the 2036 Notes, as applicable), to the Persons in whose names such Notes are registered at the close of business (i) in the case of the 7.875% 2026 Notes, on February 15 and August 15, (ii) in the case of the 7.750% 2026 Notes, on February 28 and August 31 (provided that the interest payable on September 15, 2021 in respect of the 7.750% 2026 Notes shall be paid to the Persons in whose names such Notes are registered at the close of business on September 2, 2021), (iii) in the case of the 2028 Notes, on January 1 and July 1, (iv) in the case of the 2029 Notes, on May 15 and November 15, (v) in the case of the 2031 Notes, on February 1 and August 1, and (vi) in the case of the 2036 Notes, on February 28 and August 31 (provided that the interest payable on September 15, 2021 in respect of the 2036 Notes shall be paid to the Persons in whose names such Notes are registered at the close of business on September 2, 2021), as the case may be (in any case, whether or not a Business Day), immediately preceding the applicable Interest Payment Date (each a “Regular Record Date” for the 7.875% 2026 Notes, the 7.750% 2026 Notes, the 2028 Notes, the 2029 Notes, the 2031 Notes and the 2036 Notes). Interest on the Notes of each series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

206.	Paying Agent and Security Registrar

The Trustee shall initially act as the Paying Agent and Security Registrar in respect of each series of Notes and its Corporate Trust Office is designated as a place where such Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for such Notes without prior notice to the Holders thereof, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

207.	No Sinking Fund

The provisions of Article 12 of the Original Indenture shall not be applicable to the Notes of any series established hereby.

208.	Optional Redemption

The 7.750% 2026 Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, as set forth in the form of 7.750% 2026 Note attached hereto as Exhibit B. The 2028 Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, as set forth in the form of 2028 Note attached hereto as Exhibit C. The 2029 Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, as set forth in the form of 2028 Note attached hereto as Exhibit D. The 2031 Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, as set forth in the form of 2031 Note attached hereto as Exhibit E. The 2036 Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, as set forth in the form of 2036 Note attached hereto as Exhibit F. The 7.875% 2026 Notes are not subject to redemption and are not redeemable prior to their maturity on March 1, 2026.

209.	Exchange of the Notes

In addition to the circumstances set forth in Clause (2) of the last paragraph of Section 305 of the Original Indenture, and subject to the arrangements then existing between the Company and the applicable Depositary, the Company may at any time, in its sole discretion, elect to have any Global Note exchanged in whole or in part for Notes of the same series registered in the name or names of Persons other than such Depositary or a nominee thereof.

210.	Rule 144A Information

For so long as any of the Notes of a series remain outstanding and constitute Restricted Notes, the Company agrees that, in order to render such Restricted Notes eligible for resale pursuant to Rule 144A, it will make available, upon request, to any holder of Restricted Notes or prospective purchasers of Restricted Notes of such series, the information specified in Rule 144A(d)(4), unless at such time the Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

211.	Authentication of the Notes

The Notes may be authenticated by the Trustee by manual or electronic signature.

Article III

MISCELLANEOUS PROVISIONS

301.	Effect of Tenth Supplemental Indenture

Upon the execution and delivery of this Tenth Supplemental Indenture by the Company and the Trustee, the Indenture shall be supplemented and amended in accordance herewith, and this Tenth Supplemental Indenture shall form a part of the Indenture for all purposes. Except as otherwise provided herein, each and every term and condition contained in this Tenth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, shall apply only to the series of Notes established hereby and not to any other series of Securities established under the Indenture.

In the event of a conflict between any provisions of the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, and this Tenth Supplemental Indenture, the relevant provision or provisions of this Tenth Supplemental Indenture shall govern.

Except as supplemented or amended hereby, all other provisions in the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, to the extent not inconsistent with the terms and provisions of this Tenth Supplemental Indenture, shall remain in full force and effect, and are hereby ratified and confirmed.

302.	Effective Date

This Tenth Supplemental Indenture shall be effective as of the date first above written upon the execution and delivery hereof by the Company and the Trustee.

303.	Effect of Headings and Table of Contents

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction or interpretation hereof.

304.	Successors and Assigns

All covenants and agreements in this Tenth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

305.	Separability Clause

In case any provision in this Tenth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

306.	Counterparts

This Tenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Tenth Supplemental Indenture or any document to be signed in connection with this Tenth Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

307.	Trustee Not Responsible for Recitals

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Tenth Supplemental Indenture.

308.	Governing Law

This Tenth Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

309.	Applicable Tax Law

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Indenture in effect from time to time (collectively, “Applicable Tax Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) upon reasonable written request of the Trustee, to use commercially reasonable efforts to provide to the Trustee, to the extent available, sufficient information about Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so that the Trustee can determine whether it has tax related obligations under Applicable Tax Law and (ii) that the Trustee shall be entitled to make any withholding or deduction in respect of taxes from payments under the Indenture to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability. Nothing in the immediately preceding sentence shall be construed as obligating the Company to make any “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted. The terms of this paragraph shall survive the satisfaction and discharge of the Indenture.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed, all as of the day and year first above written.

NORTHROP GRUMMAN CORPORATION

By:	/s/ David F. Keffer
Name: David F. Keffer
Title: Corporate Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

[Signature Page to Tenth Supplemental Indenture]

EXHIBIT A

[FORM OF FACE OF 7.875% 2026 NOTE]

[Global Notes Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]1

[Restricted Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B) IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2) AGREES FOR THE BENEFIT OF NORTHROP GRUMMAN CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO NORTHROP GRUMMAN CORPORATION,

[1]	To be included only if the Note is a Global Note.

A-1	Face of Form of 7.875% Senior Note due 2026

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, NORTHROP GRUMMAN RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]2

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[2]	To be included only if the Note is a Restricted Note.

A-2	Face of Form of 7.875% Senior Note due 2026

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]4

[3]	To be included only if the Note is a Regulation S Global Note.
[4]	To be included only if the Depositary is The Depository Trust Company.

A-3	Face of Form of 7.875% Senior Note due 2026

CUSIP No.: [666807BV3] /

[U66508AF6]

Principal Amount: $[__________]

No. [A-[__]][S-[__]]

NORTHROP GRUMMAN CORPORATION

7.875% Senior Note due 2026

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________]5 [CEDE & CO.]6, or registered assigns, the principal sum of ________________ Dollars (or such greater or lesser amount as is set forth in Schedule A hereto), on March 1, 2026 (the “Maturity Date”), and to pay interest thereon from September 1, 2021 (the “Original Accrual Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 1 and September 1 in each year (each an “Interest Payment Date”), commencing March 1, 2022, at the rate of 7.875% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months[; provided that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Note if and to the extent provided for in accordance with the terms of the Registration Rights Agreement]7. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the February 15 or August 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Accrual Date, in the case of

[5]	To be included only if the Note is not a Global Note.
[6]	To be included only if the Note is a Global Note.
[7]

All references to “Additional Interest” in the Note shall be deleted in an Exchange Note unless if, at the date of issuance of the Exchange Note, any Registration Default (as defined in a Registration Rights Agreement) has occurred with respect to the related Restricted Notes during the interest period in which such date of issuance occurs.

A-4	Face of Form of 7.875% Senior Note due 2026

the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. [All references to any amount of “interest payable” on or with respect to this Note in the Indenture or this Note shall be deemed to include any applicable Additional Interest that may be payable on this Note.]

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]8 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]9

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[8]	To be included only if the Note is a Global Note.
[9]	To be included only if the Note is not a Global Note.

A-5	Face of Form of 7.875% Senior Note due 2026

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:

Authorized Signatory

Dated:

A-6	Face of Form of 7.875% Senior Note due 2026

[FORM OF REVERSE SIDE OF 7.875% 2026 NOTE]

7.875% Senior Note due 2026

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Tenth Supplemental Indenture dated as of September 2, 2021 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “7.875% Senior Notes due 2026” of the Company initially limited in aggregate principal amount to $76,490,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

A-7	Reverse Side of Form of 7.875% Senior Note due 2026

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are not redeemable prior to the Maturity Date of March 1, 2026.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

A-8	Reverse Side of Form of 7.875% Senior Note due 2026

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

A-9	Reverse Side of Form of 7.875% Senior Note due 2026

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

A-10	Reverse Side of Form of 7.875% Senior Note due 2026

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
	(Cust) (Minor)	(State)

Additional abbreviations may also be used though not on the above list.

A-11	Reverse Side of Form of 7.875% Senior Note due 2026

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated: _____________________
(Signature)
(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

[Include the following only if the Restricted Notes Legend is included hereon]

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is the expiration of the applicable holding period with respect to the Notes set forth in Rule 144(d)(1) of the Securities Act of 1933, as amended (the “Securities Act”), the undersigned confirms that such Notes are being transferred in accordance with its terms:

A-12	Reverse Side of Form of 7.875% Senior Note due 2026

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to a registration statement which has become effective under the
Securities Act; or

(3)	☐	to a person reasonably believed to be a qualified institutional buyer in compliance with Rule 144A; or

(4)	☐	to a non-U.S. person outside the United States in an offshore transaction in compliance with Rule 904 of Regulation S; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

A-13	Reverse Side of Form of 7.875% Senior Note due 2026

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ______________________________________________
NOTICE: To be executed by an executive officer

A-14	Reverse Side of Form of 7.875% Senior Note due 2026

TO BE COMPLETED BY PURCHASER IF BOX (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is (x) not a “U.S. person” and (y) outside of the United States within the meaning of Regulation S under the Securities Act of 1933, as amended.

Dated: ______________________________________________
NOTICE: To be executed by an executive officer

A-15	Reverse Side of Form of 7.875% Senior Note due 2026

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Note shall be $[__________]. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount of Note	Increase in Principal Amount of Note	Total Principal Amount of Note Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

A-16	Reverse Side of Form of 7.875% Senior Note due 2026

EXHIBIT B

[FORM OF FACE OF 7.750% 2026 NOTE]

[Global Notes Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]10

[Restricted Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B) IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2) AGREES FOR THE BENEFIT OF NORTHROP GRUMMAN CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO NORTHROP GRUMMAN CORPORATION,

[10]	To be included only if the Note is a Global Note.

B-1	Face of Form of 7.750% Senior Note due 2026

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, NORTHROP GRUMMAN RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]11

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[11]	To be included only if the Note is a Restricted Note.

B-2	Face of Form of 7.750% Senior Note due 2026

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]13

[12]	To be included only if the Note is a Regulation S Global Note.
[13]	To be included only if the Depositary is The Depository Trust Company.

B-3	Face of Form of 7.750% Senior Note due 2026

CUSIP No.: [666807BX9] /

[U66508AG4]

No. [A-[__]][S-[__]]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

7.750% Senior Note due 2026

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________]14 [CEDE & CO.]15, or registered assigns, the principal sum of ________________ Dollars (or such greater or lesser amount as is set forth in Schedule A hereto), on March 15, 2026 (the “Maturity Date”), and to pay interest thereon from March 15, 2021 (the “Original Accrual Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each an “Interest Payment Date”), commencing September 15, 2021, at the rate of 7.750% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months[; provided that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Note if and to the extent provided for in accordance with the terms of the Registration Rights Agreement]16. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the February 28 or August 31 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable; provided that the interest payable on September 15, 2021 will be paid to the Persons in whose name this Note is registered at the close of business on September 2, 2021. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Accrual Date, in the case of the initial Interest

[14]	To be included only if the Note is not a Global Note.
[15]	To be included only if the Note is a Global Note.
[16]

All references to “Additional Interest” in the Note shall be deleted in an Exchange Note unless if, at the date of issuance of the Exchange Note, any Registration Default (as defined in a Registration Rights Agreement) has occurred with respect to the related Restricted Notes during the interest period in which such date of issuance occurs.

B-4	Face of Form of 7.750% Senior Note due 2026

Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. [All references to any amount of “interest payable” on or with respect to this Note in the Indenture or this Note shall be deemed to include any applicable Additional Interest that may be payable on this Note.]

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]17 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]18

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[17]	To be included only if the Note is a Global Note.
[18]	To be included only if the Note is not a Global Note.

B-5	Face of Form of 7.750% Senior Note due 2026

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:

Authorized Signatory

Dated:

B-6	Face of Form of 7.750% Senior Note due 2026

[FORM OF REVERSE SIDE OF 7.750% 2026 NOTE]

7.750% Senior Note due 2026

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Tenth Supplemental Indenture dated as of September 2, 2021 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “7.750% Senior Notes due 2026” of the Company initially limited in aggregate principal amount to $47,828,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

B-7	Reverse Side of Form of 7.750% Senior Note due 2026

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), on at least 30 days but not more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Tenth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (A) BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

B-8	Reverse Side of Form of 7.750% Senior Note due 2026

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

B-9	Reverse Side of Form of 7.750% Senior Note due 2026

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

B-10	Reverse Side of Form of 7.750% Senior Note due 2026

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

B-11	Reverse Side of Form of 7.750% Senior Note due 2026

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

B-12	Reverse Side of Form of 7.750% Senior Note due 2026

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

[Include the following only if the Restricted Notes Legend is included hereon]

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is the expiration of the applicable holding period with respect to the Notes set forth in Rule 144(d)(1) of the Securities Act of 1933, as amended (the “Securities Act”), the undersigned confirms that such Notes are being transferred in accordance with its terms:

B-13	Reverse Side of Form of 7.750% Senior Note due 2026

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to a registration statement which has become effective under the Securities Act; or

(3)	☐	to a person reasonably believed to be a “qualified institutional buyer” in compliance with Rule 144A; or

(4)	☐	to a non-U.S. person outside the United States in an “offshore transaction” in compliance with Rule 904 of Regulation S; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

B-14	Reverse Side of Form of 7.750% Senior Note due 2026

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

B-15	Reverse Side of Form of 7.750% Senior Note due 2026

TO BE COMPLETED BY PURCHASER IF BOX (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is (x) not a “U.S. person” and (y) outside of the United States within the meaning of Regulation S under the Securities Act of 1933, as amended.

Dated:
NOTICE: To be executed by an executive officer

B-16	Reverse Side of Form of 7.750% Senior Note due 2026

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Note shall be $[__________]. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount of Note	Increase in Principal Amount of Note	Total Principal Amount of Note Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

B-17	Reverse Side of Form of 7.750% Senior Note due 2026

EXHIBIT C

[FORM OF FACE OF 2028 NOTE]

[Global Notes Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]19

[Restricted Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B) IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2) AGREES FOR THE BENEFIT OF NORTHROP GRUMMAN CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO NORTHROP GRUMMAN CORPORATION,

[19]	To be included only if the Note is a Global Note.

C-1	Face of Form of 6.650% Senior Note due 2028

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, NORTHROP GRUMMAN RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]20

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[20]	To be included only if the Note is a Restricted Note.

C-2	Face of Form of 6.650% Senior Note due 2028

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]22

[21]	To be included only if the Note is a Regulation S Global Note.
[22]	To be included only if the Depositary is The Depository Trust Company.

C-3	Face of Form of 6.650% Senior Note due 2028

CUSIP No.: [666807BZ4] /

[U66508AH2]

No. [A-[__]][S-[__]]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

6.650% Senior Note due 2028

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________]23 [CEDE & CO.]24, or registered assigns, the principal sum of ________________ Dollars (or such greater or lesser amount as is set forth in Schedule A hereto), on January 15, 2028 (the “Maturity Date”), and to pay interest thereon from July 15, 2021 (the “Original Accrual Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year (each an “Interest Payment Date”), commencing January 15, 2022, at the rate of 6.650% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months[; provided that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Note if and to the extent provided for in accordance with the terms of the Registration Rights Agreement]25. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the January 1 or July 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Accrual Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is

[23]	To be included only if the Note is not a Global Note.
[24]	To be included only if the Note is a Global Note.
[25]

All references to “Additional Interest” in the Note shall be deleted in an Exchange Note unless if, at the date of issuance of the Exchange Note, any Registration Default (as defined in a Registration Rights Agreement) has occurred with respect to the related Restricted Notes during the interest period in which such date of issuance occurs.

C-4	Face of Form of 6.650% Senior Note due 2028

not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. [All references to any amount of “interest payable” on or with respect to this Note in the Indenture or this Note shall be deemed to include any applicable Additional Interest that may be payable on this Note.]

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]26 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]27

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[26]	To be included only if the Note is a Global Note.
[27]	To be included only if the Note is not a Global Note.

C-5	Face of Form of 6.650% Senior Note due 2028

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within — mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

C-6	Face of Form of 6.650% Senior Note due 2028

[FORM OF REVERSE SIDE OF 2028 NOTE]

6.650% Senior Note due 2028

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Tenth Supplemental Indenture dated as of September 2, 2021 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “6.650% Senior Notes due 2028” of the Company initially limited in aggregate principal amount to $38,859,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

C-7	Reverse Side of Form of 6.650% Senior Note due 2028

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), on at least 30 days but not more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 12.5 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Tenth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (A) BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

C-8	Reverse Side of Form of 6.650% Senior Note due 2028

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

C-9	Reverse Side of Form of 6.650% Senior Note due 2028

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

C-10	Reverse Side of Form of 6.650% Senior Note due 2028

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

C-11	Reverse Side of Form of 6.650% Senior Note due 2028

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
	(Cust) (Minor)	(State)

Additional abbreviations may also be used though not on the above list.

C-12	Reverse Side of Form of 6.650% Senior Note due 2028

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

  (Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

  (Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

[Include the following only if the Restricted Notes Legend is included hereon]

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is the expiration of the applicable holding period with respect to the Notes set forth in Rule 144(d)(1) of the Securities Act of 1933, as amended (the “Securities Act”), the undersigned confirms that such Notes are being transferred in accordance with its terms:

C-13	Reverse Side of Form of 6.650% Senior Note due 2028

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to a registration statement which has become effective under the Securities Act; or

(3)	☐	to a person reasonably believed to be a “qualified institutional buyer” in compliance with Rule 144A; or

(4)	☐	to a non-U.S. person outside the United States in an “offshore transaction” in compliance with Rule 904 of Regulation S; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

C-14	Reverse Side of Form of 6.650% Senior Note due 2028

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ______________________________________________
NOTICE: To be executed by an executive officer

C-15	Reverse Side of Form of 6.650% Senior Note due 2028

TO BE COMPLETED BY PURCHASER IF BOX (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is (x) not a “U.S. person” and (y) outside of the United States within the meaning of Regulation S under the Securities Act of 1933, as amended.

Dated: ______________________________________________
NOTICE: To be executed by an executive officer

C-16	Reverse Side of Form of 6.650% Senior Note due 2028

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Note shall be $[__________]. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount of Note	Increase in Principal Amount of Note	Total Principal Amount of Note Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

C-17	Reverse Side of Form of 6.650% Senior Note due 2028

EXHIBIT D

[FORM OF FACE OF 2029 NOTE]

[Global Notes Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]28

[Restricted Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B) IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2) AGREES FOR THE BENEFIT OF NORTHROP GRUMMAN CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO NORTHROP GRUMMAN CORPORATION,

[28]	To be included only if the Note is a Global Note.

D-1	Face of Form of 7.750% Senior Note due 2029

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, NORTHROP GRUMMAN RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]29

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[29]	To be included only if the Note is a Restricted Note.

D-2	Face of Form of 7.750% Senior Note due 2029

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]30

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]31

[30]	To be included only if the Note is a Regulation S Global Note.
[31]	To be included only if the Depositary is The Depository Trust Company.

D-3	Face of Form of 7.750% Senior Note due 2029

CUSIP No.: [666807CB6] /

[U66508AJ8]

No. [A-[__]][S-[__]]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

7.750% Senior Note due 2029

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________]32 [CEDE & CO.]33, or registered assigns, the principal sum of ________________ Dollars (or such greater or lesser amount as is set forth in Schedule A hereto), on June 1, 2029 (the “Maturity Date”), and to pay interest thereon from June 1, 2021 (the “Original Accrual Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year (each an “Interest Payment Date”), commencing December 1, 2021, at the rate of 7.750% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months[; provided that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Note if and to the extent provided for in accordance with the terms of the Registration Rights Agreement]34. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the May 15 or November 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Accrual Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a

[32]	To be included only if the Note is not a Global Note.
[33]	To be included only if the Note is a Global Note.
[34]

All references to “Additional Interest” in the Note shall be deleted in an Exchange Note unless if, at the date of issuance of the Exchange Note, any Registration Default (as defined in a Registration Rights Agreement) has occurred with respect to the related Restricted Notes during the interest period in which such date of issuance occurs.

D-4	Face of Form of 7.750% Senior Note due 2029

day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. [All references to any amount of “interest payable” on or with respect to this Note in the Indenture or this Note shall be deemed to include any applicable Additional Interest that may be payable on this Note.]

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]35 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]36

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[35]	To be included only if the Note is a Global Note.
[36]	To be included only if the Note is not a Global Note.

D-5	Face of Form of 7.750% Senior Note due 2029

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within — mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

D-6	Face of Form of 7.750% Senior Note due 2029

[FORM OF REVERSE SIDE OF 2029 NOTE]

7.750% Senior Note due 2029

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Tenth Supplemental Indenture dated as of September 2, 2021 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “7.750% Senior Notes due 2029” of the Company initially limited in aggregate principal amount to $79,323,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

D-7	Reverse Side of Form of 7.750% Senior Note due 2029

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), on at least 30 days but not more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 25 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Tenth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (A) BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

D-8	Reverse Side of Form of 7.750% Senior Note due 2029

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

D-9	Reverse Side of Form of 7.750% Senior Note due 2029

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

D-10	Reverse Side of Form of 7.750% Senior Note due 2029

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

D-11	Reverse Side of Form of 7.750% Senior Note due 2029

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

D-12	Reverse Side of Form of 7.750% Senior Note due 2029

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

[Include the following only if the Restricted Notes Legend is included hereon]

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is the expiration of the applicable holding period with respect to the Notes set forth in Rule 144(d)(1) of the Securities Act of 1933, as amended (the “Securities Act”), the undersigned confirms that such Notes are being transferred in accordance with its terms:

D-13	Reverse Side of Form of 7.750% Senior Note due 2029

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to a registration statement which has become effective under the Securities Act; or

(3)	☐	to a person reasonably believed to be a “qualified institutional buyer” in compliance with Rule 144A; or

(4)	☐	to a non-U.S. person outside the United States in an “offshore transaction” in compliance with Rule 904 of Regulation S; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

D-14	Reverse Side of Form of 7.750% Senior Note due 2029

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

D-15	Reverse Side of Form of 7.750% Senior Note due 2029

TO BE COMPLETED BY PURCHASER IF BOX (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is (x) not a “U.S. person” and (y) outside of the United States within the meaning of Regulation S under the Securities Act of 1933, as amended.

Dated:
NOTICE: To be executed by an executive officer

D-16	Reverse Side of Form of 7.750% Senior Note due 2029

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Note shall be $[__________]. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount of Note	Increase in Principal Amount of Note	Total Principal Amount of Note Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

D-17	Reverse Side of Form of 7.750% Senior Note due 2029

EXHIBIT E

[FORM OF FACE OF 2031 NOTE]

[Global Notes Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]37

[Restricted Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B) IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2) AGREES FOR THE BENEFIT OF NORTHROP GRUMMAN CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO NORTHROP GRUMMAN CORPORATION,

[37]	To be included only if the Note is a Global Note.

E-1	Face of Form of 7.750% Senior Note due 2031

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, NORTHROP GRUMMAN RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]38

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[38]	To be included only if the Note is a Restricted Note.

E-2	Face of Form of 7.750% Senior Note due 2031

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]39

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]40

[39]	To be included only if the Note is a Regulation S Global Note.
[40]	To be included only if the Depositary is The Depository Trust Company.

E-3	Face of Form of 7.750% Senior Note due 2031

CUSIP No.: [666807CD2] /

[U66508AK5]

No. [A-[__]][S-[__]]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

7.750% Senior Note due 2031

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________]41 [CEDE & CO.]42, or registered assigns, the principal sum of ________________ Dollars (or such greater or lesser amount as is set forth in Schedule A hereto), on February 15, 2031 (the “Maturity Date”), and to pay interest thereon from August 15, 2021 (the “Original Accrual Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year (each an “Interest Payment Date”), commencing February 15, 2022, at the rate of 7.750% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months[; provided that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Note if and to the extent provided for in accordance with the terms of the Registration Rights Agreement]43. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the February 1 or August 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Accrual Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest

[41]	To be included only if the Note is not a Global Note.
[42]	To be included only if the Note is a Global Note.
[43]

All references to “Additional Interest” in the Note shall be deleted in an Exchange Note unless if, at the date of issuance of the Exchange Note, any Registration Default (as defined in a Registration Rights Agreement) has occurred with respect to the related Restricted Notes during the interest period in which such date of issuance occurs.

E-4	Face of Form of 7.750% Senior Note due 2031

Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. [All references to any amount of “interest payable” on or with respect to this Note in the Indenture or this Note shall be deemed to include any applicable Additional Interest that may be payable on this Note.]

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]44 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]45

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[44]	To be included only if the Note is a Global Note.
[45]	To be included only if the Note is not a Global Note.

E-5	Face of Form of 7.750% Senior Note due 2031

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within - mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

E-6	Face of Form of 7.750% Senior Note due 2031

[FORM OF REVERSE SIDE OF 2031 NOTE]

7.750% Senior Note due 2031

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Tenth Supplemental Indenture dated as of September 2, 2021 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “7.750% Senior Notes due 2031” of the Company initially limited in aggregate principal amount to $166,864,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

E-7	Reverse Side of Form of 7.750% Senior Note due 2031

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), on at least 30 days but not more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 30 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Tenth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (A) BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

E-8	Reverse Side of Form of 7.750% Senior Note due 2031

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

E-9	Reverse Side of Form of 7.750% Senior Note due 2031

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

E-10	Reverse Side of Form of 7.750% Senior Note due 2031

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation 2980 Fairview Park Drive Falls Church, Virginia 22042 Attention: Corporate Vice President and Secretary

E-11	Reverse Side of Form of 7.750% Senior Note due 2031

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

E-12	Reverse Side of Form of 7.750% Senior Note due 2031

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

[Include the following only if the Restricted Notes Legend is included hereon]

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is the expiration of the applicable holding period with respect to the Notes set forth in Rule 144(d)(1) of the Securities Act of 1933, as amended (the “Securities Act”), the undersigned confirms that such Notes are being transferred in accordance with its terms:

E-13	Reverse Side of Form of 7.750% Senior Note due 2031

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to a registration statement which has become effective under the Securities Act; or

(3)	☐	to a person reasonably believed to be a “qualified institutional buyer” in compliance with Rule 144A; or

(4)	☐	to a non-U.S. person outside the United States in an “offshore transaction” in compliance with Rule 904 of Regulation S; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

E-14	Reverse Side of Form of 7.750% Senior Note due 2031

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

E-15	Reverse Side of Form of 7.750% Senior Note due 2031

TO BE COMPLETED BY PURCHASER IF BOX (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is (x) not a “U.S. person” and (y) outside of the United States within the meaning of Regulation S under the Securities Act of 1933, as amended.

Dated:
NOTICE: To be executed by an executive officer

E-16	Reverse Side of Form of 7.750% Senior Note due 2031

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Note shall be $[__________]. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount of Note	Increase in Principal Amount of Note	Total Principal Amount of Note Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

E-17	Reverse Side of Form of 7.750% Senior Note due 2031

EXHIBIT F

[FORM OF FACE OF 2036 NOTE]

[Global Notes Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]46

[Restricted Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B) IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2) AGREES FOR THE BENEFIT OF NORTHROP GRUMMAN CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO NORTHROP GRUMMAN CORPORATION,

[46]	To be included only if the Note is a Global Note.

F-1	Face of Form of 6.980% Senior Note due 2036

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, NORTHROP GRUMMAN RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]47

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[47]	To be included only if the Note is a Restricted Note.

F-2	Face of Form of 6.980% Senior Note due 2036

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]48

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]49

[48]	To be included only if the Note is a Regulation S Global Note.
[49]	To be included only if the Depositary is The Depository Trust Company.

F-3	Face of Form of 6.980% Senior Note due 2036

CUSIP No.: [666807CF7] /

[U66508AL3]

No. [A-[__]][S-[__]]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

6.980% Senior Note due 2036

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________]50 [CEDE & CO.]51, or registered assigns, the principal sum of ________________ Dollars (or such greater or lesser amount as is set forth in Schedule A hereto), on March 15, 2036 (the “Maturity Date”), and to pay interest thereon from March 15, 2021 (the “Original Accrual Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each an “Interest Payment Date”), commencing September 15, 2021, at the rate of 6.980% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months[; provided that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest (“Additional Interest”) shall accrue on this Note if and to the extent provided for in accordance with the terms of the Registration Rights Agreement]52. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the February 28 or August 31 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable; provided that the interest payable on September 15, 2021 will be paid to the Persons in whose name this Note is registered at the close of business on September 2, 2021. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Accrual Date, in the case of the initial Interest

[50]	To be included only if the Note is not a Global Note.
[51]	To be included only if the Note is a Global Note.
[52]

All references to “Additional Interest” in the Note shall be deleted in an Exchange Note unless if, at the date of issuance of the Exchange Note, any Registration Default (as defined in a Registration Rights Agreement) has occurred with respect to the related Restricted Notes during the interest period in which such date of issuance occurs.

F-4	Face of Form of 6.980% Senior Note due 2036

Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. [All references to any amount of “interest payable” on or with respect to this Note in the Indenture or this Note shall be deemed to include any applicable Additional Interest that may be payable on this Note.]

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]53 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]54

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[53]	To be included only if the Note is a Global Note.
[54]	To be included only if the Note is not a Global Note.

F-5	Face of Form of 6.980% Senior Note due 2036

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

F-6	Face of Form of 6.980% Senior Note due 2036

[FORM OF REVERSE SIDE OF 2036 NOTE]

6.980% Senior Note due 2036

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Tenth Supplemental Indenture dated as of September 2, 2021 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “6.980% Senior Notes due 2036” of the Company initially limited in aggregate principal amount to $12,300,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

F-7	Reverse Side of Form of 6.980% Senior Note due 2036

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, as a whole or in part, at any time or from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), on at least 30 days but not more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Tenth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means (A) BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

F-8	Reverse Side of Form of 6.980% Senior Note due 2036

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

F-9	Reverse Side of Form of 6.980% Senior Note due 2036

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

F-10	Reverse Side of Form of 6.980% Senior Note due 2036

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

F-11	Reverse Side of Form of 6.980% Senior Note due 2036

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

F-12	Reverse Side of Form of 6.980% Senior Note due 2036

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

[Include the following only if the Restricted Notes Legend is included hereon]

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is the expiration of the applicable holding period with respect to the Notes set forth in Rule 144(d)(1) of the Securities Act of 1933, as amended (the “Securities Act”), the undersigned confirms that such Notes are being transferred in accordance with its terms:

F-13	Reverse Side of Form of 6.980% Senior Note due 2036

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to a registration statement which has become effective under the Securities Act; or

(3)	☐	to a person reasonably believed to be a “qualified institutional buyer” in compliance with Rule 144A; or

(4)	☐	to a non-U.S. person outside the United States in an “offshore transaction” in compliance with Rule 904 of Regulation S; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

F-14	Reverse Side of Form of 6.980% Senior Note due 2036

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

F-15	Reverse Side of Form of 6.980% Senior Note due 2036

TO BE COMPLETED BY PURCHASER IF BOX (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is (x) not a “U.S. person” and (y) outside of the United States within the meaning of Regulation S under the Securities Act of 1933, as amended.

Dated:
NOTICE: To be executed by an executive officer

F-16	Reverse Side of Form of 6.980% Senior Note due 2036

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Note shall be $[__________]. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount of Note	Increase in Principal Amount of Note	Total Principal Amount of Note Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

F-17	Reverse Side of Form of 6.980% Senior Note due 2036